UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 25, 2024

JELD-WEN HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38000	93-1273278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2645 Silver Crescent Drive
Charlotte, North Carolina 28273
(Address of principal executive offices) (Zip code)
Registrant's telephone number, including area code: (704) 378-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.01 per share)	JELD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
JELD-WEN Holding, Inc. (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”) on April 25, 2024. There were 85,974,164 shares of common stock entitled to vote at the Annual Meeting and 76,855,517 shares were voted in person or by proxy (approximately 89.39% of shares entitled to vote). The final voting results for the matters submitted to a vote of stockholders were as follows:
Proposal No. 1 – Election of Directors
At the Annual Meeting, the Company’s stockholders elected the persons listed below for a one-year term expiring at the Company’s 2025 Annual Meeting or until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.

Directors	Votes Cast For	Votes Withheld	Broker Non-Votes
William J. Christensen	74,631,914	597,796	1,625,807
Antonella B. Franzen	75,002,381	227,329	1,625,807
Catherine A. Halligan	73,412,134	1,817,576	1,625,807
Michael F. Hilton	74,361,037	868,673	1,625,807
Tracey I. Joubert	73,641,924	1,587,786	1,625,807
Cynthia G. Marshall	72,881,983	2,347,727	1,625,807
David G. Nord	74,928,281	301,429	1,625,807
Bruce M. Taten	72,508,578	2,721,132	1,625,807
Roderick C. Wendt	74,512,800	716,910	1,625,807
Steven E. Wynne	73,056,171	2,173,539	1,625,807
Proposal No. 2 – Advisory Vote to Approve the Compensation of our Named Executive Officers
The Company’s stockholders approved a non-binding, advisory vote on the compensation paid to the Company’s named executive officers (“Say-on-Pay”).

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
72,516,191	2,525,394	188,125	1,625,807
Proposal No. 3 – Advisory Vote to Approve the Frequency of Future Advisory Votes on Executive Compensation
The Company’s stockholders approved a non-binding, advisory vote on the frequency of future advisory votes on executive compensation (“Say-on-Frequency”). Taking into consideration the voting results, the Board of Directors of the Company determined that the Company will hold a Say-on-Pay vote every year until the next required Say-on-Frequency vote.

1 Year	2 Years	3 Years	Abstentions
72,247,403	32,676	2,877,507	72,124
Proposal No. 4 – Ratify the Appointment of our Independent Auditor for 2024
The Company’s stockholders ratified the appointment of PricewaterhouseCoopers, LLP as the Company’s independent auditor for 2024.

Votes Cast For	Votes Cast Against	Abstentions
75,450,862	1,279,297	125,358

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2024		JELD-WEN HOLDING, INC.

	By:	/s/ James S. Hayes
James S. Hayes
Executive Vice President, General Counsel and Corporate Secretary